UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2008

WUHAN GENERAL GROUP (CHINA), INC.
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	33-25350-FW (Commission File Number)	84-1092589 (IRS Employer Identification No.)

Canglongdao Science Park of Wuhan East Lake Hi-Tech Development Zone
Wuhan, Hubei 430200
People’s Republic of China
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (86) 27-5970-0069

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 16, 2008, Wuhan General Group (China), Inc. (the “Company”) issued a press release reporting the financial results of the Company for the quarter ended March 31, 2008. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The Company plans to meet with members of the financial community in the United States over the next several weeks. In addition, the Company’s management plans to speak at upcoming investor conferences. In connection with these meetings and conferences, the Company will use the presentation furnished herewith as Exhibit 99.2, which is incorporated herein by reference.

The information contained in Items 2.02 and 7.01, including the accompanying exhibits, is not “filed” for purposes of the Securities Exchange Act of 1934, as amended, and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates the information by reference. By including this Item 7.01 disclosure in the filing of this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 Press release reporting results for the quarter ended March 31, 2008, issued by the Company on May 16, 2008.

Exhibit 99.2 Wuhan General Company Presentation (May 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wuhan General Group (China), Inc.

Date: May 16, 2008

By: /s/ Xu Jie
Name: Xu Jie
Title: President and Chief Executive Officer

EXHIBIT INDEX
Form 8-K
May 16, 2008

Filed
Exhibit No.	Description	Herewith	By Reference
99.1	Press release reporting results for the quarter ended March 31, 2008, issued by the Company on May 16, 2008.	X
99.2	Wuhan General Company Presentation (May 2008).	X